EXHIBIT (g)(5)

AMENDMENT TO AMENDED AND RESTATED SERVICES AGREEMENT

This Amendment to the Amended and Restated Services Agreement is made as of July 18, 2018 and shall be effective as of June 29, 2018 and as set forth in Section 2 below (the “Amendment”) by and between State Street Bank and Trust Company, a Massachusetts trust company (the “Bank”) and each entity or series thereof listed on Appendix A to the Agreement (each referred to herein as the “Fund”). Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed to such terms in the Agreement (as defined below).

WHEREAS, Investors Bank & Trust Company (“IBT”) and the Fund entered into a Services Agreement dated as of August 31, 2005;

WHEREAS, IBT merged with and into the Bank, effective July 2, 2007, with the result that the Bank now provides services under the Agreement;

WHEREAS, the Bank and the Fund entered into an Amended and Restated Services Agreement dated as of September 1, 2010 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the parties hereto wish to amend the Agreement as set forth below.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

1.	The Agreement is hereby amended as follows:

A. The first paragraph of Section 3 of the Agreement is hereby deleted and replaced with the following:

“The Bank shall provide the services as listed on Schedule B, subject to the authorization and direction of the Fund and, in each case where appropriate, the review and comment by the Fund’s independent accountants and legal counsel and in accordance with procedures which may be established from time to time between the Bank and the Fund.

The Bank shall perform such other services for the Fund that are mutually agreed to by the parties from time to time, for which the Fund will pay such fees as may be mutually agreed upon, including the Bank’s reasonable out-of-pocket expenses. The provision of such services shall be subject to the terms and conditions of this Agreement.

The Bank shall provide the office facilities and the personnel determined by it to perform the services contemplated herein.”

B.        A new paragraph is hereby added to the end of Section 3 of the Agreement as follows:

“Pursuant to other agreements now or at any time in effect between each Fund (or its investment manager or investment adviser, on its behalf) and the Bank or its affiliates (the “Other State Street Agreements”) in any capacity other than as Bank hereunder (in such other capacities, “State Street”), State Street may be in possession of certain information and data relating to the Fund that is necessary to provide the Services, including Form N-PORT-Related Services (as such term is defined in Schedule B-6 hereto). Each Fund hereby acknowledges and agrees that this Section 3 of the Agreement serves as its consent and instruction, or Proper Instruction, as the case may be, under and pursuant to such Other State Street Agreements for State Street to provide or otherwise make available (including via platforms such as my.statestreet.com) to the Bank, Fund information such as net asset values and information relating to the net assets of the Fund and any related trust, holdings and liquidity reports, market value and other information and data related to the Fund for purposes of providing the Services.”

C.       Subsection (c) of Section 5 of the Agreement is hereby amended and restated as follows:

“Each Fund will bear all expenses that are incurred in its operation and not specifically assumed by the Bank. For the avoidance of doubt, Fund expenses not assumed by the Bank include, but are not limited to: organizational expenses; cost of services of independent accountants and outside legal and tax counsel (including such counsel’s review of the Registration Statement, Form N-CSR, Form N-Q or Form N-PORT (as applicable), Form N-PX, Form N-MFP, Form N-SAR or Form N-CEN (as applicable), proxy materials, federal and state tax qualification as a regulated investment company and other notices, registrations, reports, filings and materials prepared by the Bank under this Agreement); cost of any services contracted for by the Fund directly from parties other than the Bank; cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for the Fund; investment advisory fees; taxes, insurance premiums and other fees and expenses applicable to its operation; costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation (e.g., typesetting, XBRL-tagging, page changes and all other print vendor and EDGAR charges, collectively referred to herein as “Preparation”), printing, distribution and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, director\trustee or employee of the Fund; costs of Preparation, printing, distribution and mailing, as applicable, of the Fund’s Registration Statements and any amendments and supplements thereto and shareholder reports; cost of Preparation and filing of the Fund’s tax returns, Form N-1A, Form N-CSR, Form N-Q or Form N-PORT (as applicable), Form N-PX, Form N-MFP and Form N-SAR or Form N-CEN (as applicable), and all notices, registrations and amendments associated with applicable federal and state tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; the cost of fidelity bond and D&O/E&O liability insurance; and the cost of independent pricing services used in computing the Fund’s net asset value.”

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D.       Appendix A of the Agreement is hereby renamed Schedule A and is amended and restated in its entirety as set forth in Exhibit 1.

E.       Appendix B of the Agreement is hereby replaced in its entirety and renamed Schedule B1 as set forth in Exhibit 1.

F.       A new Schedule B is hereby added to the Agreement as set forth in Exhibit 1.

G.	A new Schedule B6 and Annex 1 thereto are hereby added to the Agreement as set forth in Exhibit 1.

2.	The filing obligations of the N-PORT-Related Services as described in Schedule B6 shall become effective as of the first day of the first month in which each Fund is required by applicable law (including any rules and regulations promulgated thereunder and in accordance with any interpretive releases issued by the SEC) to file Form N-PORT (currently anticipated to be April 2019). The balance of this Amendment and the provisions of Schedule B6 are effective as of the date hereof.

3.	Notwithstanding Section 7(a) of the Agreement, each Fund agrees to be bound to receive from Bank the Services (as defined in Schedule B6 to the Agreement) for at least eighteen (18) months following the date of this Amendment. The parties further agree that the foregoing commitment will be deemed the “term” for the such Services and that following the expiration of such term, the termination provisions of Section 7(a) will apply to the Services in the same way as such provisions apply to all other services under the Agreement.

4.	Except as specifically amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect. This Amendment, including Exhibit 1, is incorporated in its entirety into the Agreement, and this Amendment and said Agreement shall be read and interpreted together as the Agreement.

5.	This Amendment shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts, without regard to its conflicts of laws provisions.

6.	This Amendment may be executed in separate counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the date first written above.

EACH REGISTERED FUND LISTED ON APPENDIX A TO THE AGREEMENT SEVERALLY AND NOT JOINTLY

By: /s/ Maureen A. Gemma

Name: Maureen A. Gemma

Title: Secretary

EACH CAYMAN SUBSIDIARY OF REGISTERED FUNDS LISTED ON APPENDIX A TO THE AGREEMENT SEVERALLY AND NOT JOINTLY

By: /s/ Maureen A. Gemma

Name: Maureen A. Gemma

Title: Director

EATON VANCE MANAGEMENT, AS INVESTMENT ADVISER, ON BEHALF OF EATON VANCE CASH RESERVE FUND LLC LISTED ON APPENDIX A TO THE AGREEMENT

By: /s/ Maureen A. Gemma

Name: Maureen A. Gemma

Title: Vice President

EACH UNREGISTERED OFFSHORE FUND LISTED ON APPENDIX A TO THE AGREEMENT SEVERALLY AND NOT JOINTLY

By: /s/ Frederick S. Marius

Name: Frederick S. Marius

Title: Director

STATE STREET BANK AND TRUST COMPANY

By: /s/ Andrew Erickson

Name: Andrew Erickson

Title: Executive Vice President

EXHIBIT 1

AMENDED AND RESTATED SERVICES AGREEMENT

SCHEDULE A

EATON VANCE FUNDS REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION

EATON VANCE GROWTH TRUST
Eaton Vance Atlanta Capital Focused Growth Fund
Eaton Vance Atlanta Capital Select Equity Fund
Eaton Vance Atlanta Capital SMID-Cap Fund
Eaton Vance Focused Global Opportunities Fund
Eaton Vance Focused Growth Opportunities Fund
Eaton Vance Focused International Opportunities Fund
Eaton Vance Focused Value Opportunities Fund
Eaton Vance Greater China Growth Fund
Eaton Vance Hexavest Global Equity Fund
Eaton Vance Hexavest International Equity Fund
Eaton Vance International Small-Cap Fund
Eaton Vance Richard Bernstein All Asset Strategy Fund
Eaton Vance Richard Bernstein Equity Strategy Fund
Eaton Vance Worldwide Health Sciences Fund
Parametric Research Affiliates Systematic Alternative Risk Premia Fund

EATON VANCE INVESTMENT TRUST
Eaton Vance Floating-Rate Municipal Income Fund
Eaton Vance National Limited Maturity Municipal Income Fund
Eaton Vance New York Municipal Opportunities Fund
Eaton Vance Short Duration Municipal Opportunities Fund

EATON VANCE MUNICIPALS TRUST
Eaton Vance Arizona Municipal Income Fund
Eaton Vance California Municipal Income Fund
Eaton Vance Connecticut Municipal Income Fund
Eaton Vance Georgia Municipal Income Fund
Eaton Vance Maryland Municipal Income Fund
Eaton Vance Massachusetts Municipal Income Fund
Eaton Vance Minnesota Municipal Income Fund
Eaton Vance Missouri Municipal Income Fund
Eaton Vance Municipal Opportunities Fund
Eaton Vance National Municipal Income Fund
Eaton Vance New Jersey Municipal Income Fund
Eaton Vance New York Municipal Income Fund
Eaton Vance North Carolina Municipal Income Fund
Eaton Vance Ohio Municipal Income Fund
Eaton Vance Oregon Municipal Income Fund
Eaton Vance Pennsylvania Municipal Income Fund
Eaton Vance South Carolina Municipal Income Fund
Eaton Vance Virginia Municipal Income Fund

EATON VANCE MUNICIPALS TRUST II
Eaton Vance High Yield Municipal Income Fund
Eaton Vance TABS Intermediate Term Municipal Bond Fund
Eaton Vance TABS Short-Term Municipal Bond Fund
Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund
Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund

EATON VANCE MUTUAL FUNDS TRUST
Eaton Vance AMT-Free Municipal Income Fund
Eaton Vance Core Plus Bond Fund
Eaton Vance Diversified Currency Income Fund
Eaton Vance Emerging Markets Debt Fund
Eaton Vance Emerging and Frontier Countries Equity Fund
Eaton Vance Emerging Markets Local Income Fund
Eaton Vance Floating-Rate Fund
Eaton Vance Floating-Rate Advantage Fund
Eaton Vance Floating-Rate & High Income Fund
Eaton Vance Global Income Builder Fund
Eaton Vance Global Macro Absolute Return Fund
Eaton Vance Global Macro Absolute Return Advantage Fund
Eaton Vance Global Small-Cap Equity Fund
Eaton Vance Government Opportunities Fund
Eaton Vance High Income Opportunities Fund
Eaton Vance Multi-Strategy Absolute Return Fund
Eaton Vance Multi-Strategy All Market Fund
Eaton Vance Short Duration Government Income Fund
Eaton Vance Short Duration High Income Fund
Eaton Vance Short Duration Strategic Income Fund
Eaton Vance Stock Fund
Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Tax-Managed Global Dividend Income Fund
Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Tax-Managed Multi-Cap Growth Fund
Eaton Vance Tax-Managed Small-Cap Fund
Eaton Vance Tax-Managed Value Fund
Parametric Commodity Strategy Fund)
Parametric Dividend Income Fund
Parametric Emerging Markets Fund
Parametric International Equity Fund
Parametric Tax-Managed International Equity Fund
Parametric Volatility Risk Premium – Defensive Fund

EATON VANCE SERIES FUND, INC.
Eaton Vance Emerging Markets Debt Opportunities Fund

EATON VANCE SERIES TRUST
Eaton Vance Tax-Managed Growth Fund 1.0

EATON VANCE SERIES TRUST II
Eaton Vance Income Fund of Boston
Parametric Tax-Managed Emerging Markets Fund

EATON VANCE SPECIAL INVESTMENT TRUST
Eaton Vance Balanced Fund

Eaton Vance Commodity Strategy Fund
Eaton Vance Core Bond Fund
Eaton Vance Dividend Builder Fund
Eaton Vance Greater India Fund
Eaton Vance Growth Fund
Eaton Vance Hedged Stock Fund
Eaton Vance Large-Cap Value Fund
Eaton Vance Multisector Income Fund
Eaton Vance Real Estate Fund
Eaton Vance Short Duration Inflation-Protected Income Fund
Eaton Vance Small-Cap Fund
Eaton Vance Special Equities Fund
Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund
EATON VANCE VARIABLE TRUST
Eaton Vance VT Floating-Rate Income Fund

EATON VANCE NEXTSHARES TRUST
Eaton Vance Global Income Builder NextShares
Eaton Vance Stock NextShares

EATON VANCE NEXTSHARES TRUST II
Eaton Vance Floating-Rate NextShares
Eaton Vance Oaktree Diversified Credit NextShares
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares

CLOSED END FUNDS
Eaton Vance California Municipal Bond Fund
Eaton Vance California Municipal Bond Fund II
Eaton Vance California Municipal Income Trust
Eaton Vance Enhanced Equity Income Fund
Eaton Vance Enhanced Equity Income Fund II
Eaton Vance Floating-Rate Income Plus Fund
Eaton Vance Floating-Rate Income Trust
Eaton Vance Floating-Rate 2022 Target Term Trust
Eaton Vance High Income 2021 Target Term Trust
Eaton Vance Limited Duration Income Fund
Eaton Vance Massachusetts Municipal Bond Fund
Eaton Vance Massachusetts Municipal Income Trust
Eaton Vance Michigan Municipal Bond Fund
Eaton Vance Michigan Municipal Income Trust
Eaton Vance Municipal Bond Fund
Eaton Vance Municipal Bond Fund II
Eaton Vance Municipal Income 2028 Term Trust
Eaton Vance Municipal Income Trust
Eaton Vance National Municipal Opportunities Trust
Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance New Jersey Municipal Income Trust
Eaton Vance New York Municipal Bond Fund
Eaton Vance New York Municipal Bond Fund II
Eaton Vance New York Municipal Income Trust
Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Ohio Municipal Income Trust
Eaton Vance Pennsylvania Municipal Bond Fund
Eaton Vance Pennsylvania Municipal Income Trust
Eaton Vance Risk-Managed Diversified Equity Income Fund
Eaton Vance Senior Floating-Rate Trust
Eaton Vance Senior Income Trust
Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Global Diversified Equity Income Fund

PORTFOLIOS
Boston Income Portfolio
Core Bond Portfolio
Emerging Markets Local Income Portfolio
Eaton Vance Floating Rate Portfolio
Global Income Builder Portfolio
Global Macro Absolute Return Advantage Portfolio
Global Macro Portfolio
Global Opportunities Portfolio
Greater India Portfolio
High Income Opportunities Portfolio
International Income Portfolio
Large-Cap Value Portfolio
MSAR Completion Portfolio
Multisector Income Portfolio
Senior Debt Portfolio
Short Duration High Income Portfolio
Stock Portfolio
Tax-Managed Growth Portfolio
Tax-Managed International Equity Portfolio
Tax-Managed Multi-Cap Growth Portfolio
Tax-Managed Small-Cap Portfolio
Tax-Managed Value Portfolio
Worldwide Health Sciences Portfolio

CAYMAN SUBSIDIARIES OF REGISTERED FUNDS
Eaton Vance AM Commodity Subsidiary, Ltd. (subsidiary of Eaton Vance Multi-Strategy All Market Fund)
Eaton Vance CSF Commodity Subsidiary, Ltd. (subsidiary of Eaton Vance Commodity Strategy Fund)
Eaton Vance GMAP Commodity Subsidiary, Ltd. (subsidiary of Global Macro Absolute Return Advantage Portfolio)
Eaton Vance GMP Commodity Subsidiary, Ltd. (subsidiary of Global Macro Portfolio)
Eaton Vance GOP Commodity Subsidiary, Ltd. (subsidiary of Global Opportunities Portfolio)
Eaton Vance MSAR Commodity Subsidiary, Ltd. (subsidiary of MSAR Completion Portfolio)
PSC Commodity Subsidiary, Ltd. (subsidiary of Parametric Commodity Strategy Fund)
SARP Commodity Subsidiary, Ltd. (subsidiary of Parametric Research Affiliates Systematic Alternative Risk Premia Fund)

EATON VANCE UNREGISTERED FUNDS

PRIVATE FUNDS
Eaton Vance Cash Reserves Fund LLC

OFFSHORE FUNDS
Eaton Vance International (Cayman Islands) Emerging Markets Local Income Fund
Eaton Vance International (Cayman Islands) Funds Ltd.
Eaton Vance International (Cayman Islands) Floating-Rate Income Fund
Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio
Eaton Vance International (Cayman Islands) Strategic Income Fund

Schedule B

LIST OF SERVICES

I.	Fund Administration Services as described in Schedule B1 attached hereto;

II.	Reserved;

III.	Reserved;

IV.	Reserved;

V.	Reserved; and

VI.	N-PORT-Related Services as described in Schedule B6 attached hereto.

Schedule B6

Form N-PORT (the “Form N-PORT Services”) and Form N-CEN (the “Form N-CEN Services”) Support Services (collectively, the “Form N-PORT and Form N-CEN Support Services”) and Quarterly Portfolio of Investments Services (collectively, with the Form N-PORT and Form N-CEN Support Services, and for purposes of this Schedule B6, the “Services” or “N-PORT-Related Services”)

I.       The Services.

(a)        Standard N-PORT and N-CEN Reporting Solution (Data and Filing):

  Subject to the receipt of all required data, documentation, assumptions, information and assistance from the Fund (including from State Street or any third parties with whom the Fund will need to coordinate in order to produce such data, documentation, and information) the Bank will use required data, documentation, assumptions, information and assistance from the Fund, the Bank’s internal systems and, in the case the Fund is not administered by the Bank or its affiliates, third party Fund administrators or other data providers, including but not limited to Third Party Data (as defined below) (collectively, the “Required Data”), to perform necessary data aggregations (including any applicable aggregation of risk metrics) and calculations and prepare, as applicable: (i) a monthly draft Form N-PORT standard template for review and approval by the Fund and (ii) annual updates of Form N-CEN for review and approval by the Fund.

  The Fund acknowledges and agrees that it will be responsible for reviewing and approving each such draft Form N-PORT template and Form N-CEN update.

  Following review and final approval by the Fund of each such draft Form N-PORT template and N-CEN update, and at the direction of and on behalf of the Fund, the Bank will (i) produce an .XML formatted file of the completed Form N-PORT and Form N-CEN and maintain a record thereof in accordance with this Agreement and (ii) when required, electronically submit such filing to the SEC.

The Form N-PORT Services will be provided to each Fund as set forth in the attached Annex 1, which shall be executed by the Bank and the Fund. The Form N-CEN Services will be provided to each Fund as set forth in the attached Annex 1. Annex 1 may be updated from time to time upon the written request of a Fund and by virtue of an updated Annex 1 that is signed by both parties.

(b)       Quarterly Portfolio of Investments Services:

•	Subject to the receipt of all Required Data, and as a component of the Form N-PORT and Form N-CEN Support Services, the Bank will use such Required Data from the Fund, the Bank’s internal systems and other data providers to prepare a draft portfolio of investments (the “Portfolio of Investments”), compliant with GAAP, as of the Fund’s first and third fiscal quarter-ends.

•	Following review and final approval by the Fund of each such draft Portfolio of Investments, and at the direction of and on behalf of the Fund, the Bank will attach each Portfolio of Investments to the first and third fiscal quarter-end N-PORT filing that is submitted electronically to the SEC.

(c)       Liquidity Risk Measurement Services:

[Not Applicable.]

II.	Fund Duties, Representations and Covenants in Connection with the Services.

The provision of the Services to the Fund by the Bank is subject to the following terms and conditions:

1.       The parties acknowledge and agree on the following matters:

The Services depend, directly or indirectly, on: (i) Required Data and (ii) information concerning the Fund or its affiliates or any trust, pooled vehicle, security or other investment or portfolio regarding which the Fund or its affiliates is otherwise associated (“Fund Entities”) that is generated or aggregated by the Bank or its affiliates in connection with services performed on the Fund’s behalf or otherwise prepared by the Bank or State Street (“State Street Data,” together with Required Data and Third Party Data (as defined below), “Services-Related Data”). The Bank’s obligations, responsibilities and liabilities with respect to any State Street Data used in connection with other services received by the Fund shall be as provided in such respective other agreements between the Bank or State Street and the Fund relating to such other services (e.g., administration and/or custody services, etc.) from which the State Street Data is derived or sourced (“Other Fund Agreements”). Nothing in this Agreement or any service schedule(s) shall limit or modify the Bank’s or State Street’s obligations to the Fund under the Other Fund Agreements.

In connection with the provision of the Services by the Bank, the Fund acknowledges and agrees that it will be responsible for providing the Bank with any information requested by the Bank, including, but not limited to, the following:

(A) Arranging for the regular provision of all Required Data (including State Street Data, where applicable) and related information to the Bank, in formats compatible with Bank-provided data templates including, without limitation, Required Data and the information and assumptions required by the Bank in connection with a Fund reporting profile and onboarding checklist, as it, or the information or assumptions required, may be revised at any time by the Bank, in its discretion (collectively, the “Onboarding Checklist”) and such other forms and templates as may be used by the Bank for such purposes from time to time, for all Funds receiving services under this Agreement, including but not limited to those to be reported on Form N-PORT and Form N-CEN (as determined by the Fund), including, without limitation, arranging for the provision of data from the Fund, its affiliates, third party administrators, prime brokers, custodians, and other relevant parties. If and to the extent that Required Data is already accessible to the Bank (or State Street) in its capacity as service provider to one or more Funds, the Bank and the Fund will agree on the scope

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of the information to be extracted from the Bank’s or State Street’s systems for purposes of the Bank’s provision of the Services subject to the discretion of the Bank, and the Bank is hereby expressly authorized to use any such information as necessary in connection with providing the Services hereunder; and

(B) Providing all required information and assumptions not otherwise included in Fund data and assumptions provided pursuant to Section 1(A) above, including but not limited to the Required Data, as may be required in order for the Bank to provide the Services.

The following are examples of certain types of information that the Fund is likely to be required to provide pursuant to Sections 1(A) and 1(B) above, and the Fund hereby acknowledges and understands that the following categories of information are merely illustrative examples, are by no means an exhaustive list of all such Required Data, and are subject to change as a result of any amendments to Form N-PORT and Form N-CEN:

•	SEC filing classification of the Fund (i.e., small or large filer);
•	Identification of any data sourced from third parties;
•	Identification of any securities reported as Miscellaneous; and
•	Any Explanatory Notes included in N-PORT Section E.

2.       The Fund acknowledges that it has provided to the Bank all material assumptions used by the Fund or that are expected to be used by the Fund in connection with the completion of Form N-PORT and Form N-CEN and the provision of the Services and that it has approved all material assumptions used by the Bank in the provision of the Services prior to the first use of the Services. The Fund will also be responsible for promptly notifying the Bank of any changes in any such material assumptions previously notified to the Bank by the Fund or otherwise previously approved by the Fund in connection with the Bank’s provision of the Services. The Fund acknowledges that the completion of Form N-PORT and Form N-CEN and the provision of the Services and the data required thereby, requires the use of material assumptions in connection with many different categories of information and data, and the use and/or reporting thereof, including, but not limited to the following:

•	Investment classification of positions;
•	Assumptions necessary in converting data extracts;
•	General operational and process assumptions used by the Bank in performing the Services; and
•	Assumptions specific to the Fund.

The Fund hereby acknowledges and understands that the foregoing categories of information that may involve the use of material assumptions are merely illustrative examples of certain subject matter areas in relation to which the Fund (and/or the Bank on its behalf in connection with the Services) may rely on various material assumptions, and are by no means an exhaustive list of all such subject matter areas.

3.       The Fund acknowledges and agrees on the following matters:

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(A)       The Fund has independently reviewed the Services (including, without limitation, the assumptions, market data, securities prices, securities valuations, tests and calculations used in the Services), and the Fund has determined that the Services are suitable for its purposes. None of the Bank or its affiliates, nor their respective officers, directors, employees, representatives, agents or service providers (collectively, including the Bank, “State Street Parties”) make any express or implied warranties or representations with respect to the Services or otherwise.

(B)       The Fund assumes full responsibility for complying with all securities, tax, commodities and other laws, rules and regulations applicable to it. The Bank is not providing, and the Services do not constitute, legal, tax, investment, or regulatory advice, or accounting or auditing services advice. Unless otherwise agreed to in writing by the parties to this Agreement, the Services are of general application and the Bank is not providing any customization, guidance, or recommendations. Where the Fund uses Services to comply with any law, regulation, agreement, or other Fund obligation, the Bank makes no representation that any Service complies with such law, regulation, agreement, or other obligation, and the Bank has no obligation of compliance with respect thereto.

(C)       The Fund may use the Services and any reports, charts, graphs, data, analyses and other results generated by the Bank in connection with the Services and provided by the Bank to the Fund (“Materials”) (a) for the internal business purposes of the Fund or (b) for submission to the U.S. Securities and Exchange Commission, as required, of a Form N-PORT filing and a Form N-CEN update, including any Portfolio of Investments, if applicable. . For purposes of this Schedule B6, the term “Materials” shall not include the Fund’s underlying data unmodified by the Services or the final versions of the Fund’s Form N-PORT, Form N-CEN and Portfolio of Investments filed with the U.S. Securities and Exchange Commission. The Fund may also redistribute the Materials, or an excerpted portion thereof, to its investment managers, investment advisers, administrator, accountants or auditors, legal counsel, Trustees or Directors, as applicable, that have a reasonable interest in the Materials in connection with their relationship with the Fund (each a “Permitted Person”); provided, however, (i) the Fund may not charge a fee, profit, or otherwise benefit from the redistribution of Materials to Permitted Persons, (ii) data provided by third party sources such as but not limited to market or index data (“Third Party Data”) contained in the Materials may not be redistributed other than Third Party Data that is embedded in the calculations presented in the Materials and not otherwise identifiable as Third Party Data, except to the extent the Fund has separate license rights with respect to the use of such Third Party Data, or (iii) the Fund may not use the Services or Materials in any way to compete or enable any third party to compete with the Bank. No Permitted Person shall have any further rights of use or redistribution with respect to, or any ownership rights in, the Materials or any excerpted portion thereof.

Except as expressly provided in this Section 3(C), the Fund, any of its affiliates, or any of their respective officers, directors, employees, investment managers, investment advisers, agents or any other third party, or any Permitted Persons (collectively, including the Fund, “Fund Parties”), may not directly or indirectly, sell, rent, lease, license or sublicense, transmit, transfer, distribute or redistribute, disclose display, or provide, or otherwise make available or permit access to, all or any part of the Services or the Materials (including any State Street Data or Third Party Data contained therein, except with respect to Third Party Data to the extent the Fund has separate

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license rights with respect to the use of such Third Party Data). Without limitation, Fund Parties shall not themselves nor permit any other person to in whole or in part (i) modify, enhance, create derivative works, reverse engineer, decompile, decompose or disassemble the Services or the Materials; (ii) make copies of the Services, the Materials or portions thereof; (iii) secure any source code used in the Services, or attempt to use any portions of the Services in any form other than machine readable object code; (iv) commercially exploit or otherwise use the Services or the Materials for the benefit of any third party in a service bureau or software-as-a-service environment (or similar structure), or otherwise use the Services or the Materials to perform services for any third party, including for, to, or with consultants and independent contractors; or (v) attempt any of the foregoing or otherwise use the Services or the Materials for any purpose other than as expressly authorized under this Agreement.

(D)       Each Fund shall limit the access and use of the Services and the Materials by any Fund Parties to a need-to-know basis and, in connection with its obligations under this Agreement, the Fund shall be responsible and liable for all acts and omissions of any Fund Parties.

(E) The Services, the Materials and all confidential information of the Bank (as confidential information is defined in the Agreement and other than Third Party Data and Required Data), are the sole property of the Bank. The Fund has no rights or interests with respect to all or any part of the Services, the Materials or the Bank’s confidential information, other than its use and redistribution rights expressly set forth in Section 3(C) herein. The Fund automatically and irrevocably assigns to the Bank any right, title or interest that it has, or may be deemed to have, in the Services, the Materials or the Bank’s confidential information, including, for the avoidance of doubt and without limitation, any Fund Party feedback, ideas, concepts, comments, suggestions, techniques or know-how shared with the Bank (collectively, “Feedback”) and the State Street Parties shall be entitled to incorporate any Feedback in the Services or the Materials or to otherwise use such Feedback for its own commercial benefit without obligation to compensate the Fund.

(F)       The Bank may rely on Services-Related Data used in connection with the N-PORT-Related Services without independent verification. The Services-Related Data used in the Services may not be available or may contain errors, and the Services may not be complete or accurate as a result.

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ANNEX 1

EATON VANCE FUNDS

Further to the Amendment made as of July 18, 2018 and shall be effective as of June 29, 2018 and as set forth therein, to the Amended and Restated Services Agreement dated as of September 1, 2010, between each entity or series thereof listed on Appendix A thereto (each, the “Fund”) and State Street Bank and Trust Company (the “Bank”), the Fund and the Bank mutually agree to update this Annex 1 by adding/removing Funds and/or Portfolios as applicable:

Form N-PORT Services and Quarterly Portfolio of Investments Services	Service Type
EATON VANCE GROWTH TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Eaton Vance Atlanta Capital Focused Growth Fund	Standard
Eaton Vance Atlanta Capital Select Equity Fund	Standard
Eaton Vance Atlanta Capital SMID-Cap Fund	Standard
Eaton Vance Focused Global Opportunities Fund	Standard
Eaton Vance Focused Growth Opportunities Fund	Standard
Eaton Vance Focused International Opportunities Fund	Standard
Eaton Vance Focused Value Opportunities Fund	Standard
Eaton Vance Greater China Growth Fund	Standard
Eaton Vance Hexavest Global Equity Fund	Standard
Eaton Vance Hexavest International Equity Fund	Standard
Eaton Vance International Small-Cap Fund	Standard
Eaton Vance Richard Bernstein All Asset Strategy Fund	Standard
Eaton Vance Richard Bernstein Equity Strategy Fund	Standard
Eaton Vance Worldwide Health Sciences Fund	Standard
Parametric Research Affiliates Systematic Alternative Risk Premia Fund	Standard
EATON VANCE INVESTMENT TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Eaton Vance Floating-Rate Municipal Income Fund	Standard
Eaton Vance National Limited Maturity Municipal Income Fund	Standard
Eaton Vance New York Municipal Opportunities Fund	Standard
6

Eaton Vance Short Duration Municipal Opportunities Fund	Standard
EATON VANCE MUNICIPALS TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Eaton Vance Arizona Municipal Income Fund	Standard
Eaton Vance California Municipal Income Fund	Standard
Eaton Vance Connecticut Municipal Income Fund	Standard
Eaton Vance Georgia Municipal Income Fund	Standard
Eaton Vance Maryland Municipal Income Fund	Standard
Eaton Vance Massachusetts Municipal Income Fund	Standard
Eaton Vance Minnesota Municipal Income Fund	Standard
Eaton Vance Missouri Municipal Income Fund	Standard
Eaton Vance Municipal Opportunities Fund	Standard
Eaton Vance National Municipal Income Fund	Standard
Eaton Vance New Jersey Municipal Income Fund	Standard
Eaton Vance New York Municipal Income Fund	Standard
Eaton Vance North Carolina Municipal Income Fund	Standard
Eaton Vance Ohio Municipal Income Fund	Standard
Eaton Vance Oregon Municipal Income Fund	Standard
Eaton Vance Pennsylvania Municipal Income Fund	Standard
Eaton Vance South Carolina Municipal Income Fund	Standard
Eaton Vance Virginia Municipal Income Fund	Standard
EATON VANCE MUNICIPALS TRUST II	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Eaton Vance High Yield Municipal Income Fund	Standard
Eaton Vance TABS Intermediate Term Municipal Bond Fund	Standard
Eaton Vance TABS Short-Term Municipal Bond Fund	Standard
Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund	Standard
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund	Standard
Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund	Standard
Standard
EATON VANCE MUTUAL FUNDS TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Eaton Vance AMT-Free Municipal Income Fund	Standard
7

Eaton Vance Core Plus Bond Fund	Standard
Eaton Vance Diversified Currency Income Fund	Standard
Eaton Vance Emerging Markets Debt Fund	Standard
Eaton Vance Emerging and Frontier Countries Equity Fund	Standard
Eaton Vance Emerging Markets Local Income Fund	Standard
Eaton Vance Floating-Rate Fund	Standard
Eaton Vance Floating-Rate Advantage Fund	Standard
Eaton Vance Floating-Rate & High Income Fund	Standard
Eaton Vance Global Income Builder Fund	Standard
Eaton Vance Global Macro Absolute Return Fund	Standard
Eaton Vance Global Macro Absolute Return Advantage Fund	Standard
Eaton Vance Global Small-Cap Equity Fund	Standard
Eaton Vance Government Opportunities Fund	Standard
Eaton Vance High Income Opportunities Fund	Standard
Eaton Vance Multi-Strategy Absolute Return Fund	Standard
Eaton Vance Multi-Strategy All Market Fund	Standard
Eaton Vance Short Duration Government Income Fund	Standard
Eaton Vance Short Duration High Income Fund	Standard
Eaton Vance Short Duration Strategic Income Fund	Standard
Eaton Vance Stock Fund	Standard
Eaton Vance Tax-Managed Equity Asset Allocation Fund	Standard
Eaton Vance Tax-Managed Global Dividend Income Fund	Standard
Eaton Vance Tax-Managed Growth Fund 1.1	Standard
Eaton Vance Tax-Managed Growth Fund 1.2	Standard
Eaton Vance Tax-Managed Multi-Cap Growth Fund	Standard
Eaton Vance Tax-Managed Small-Cap Fund	Standard
Eaton Vance Tax-Managed Value Fund	Standard
Parametric Commodity Strategy Fund)	Standard
Parametric Dividend Income Fund	Standard
Parametric Emerging Markets Fund	Standard
Parametric International Equity Fund	Standard
Parametric Tax-Managed International Equity Fund	Standard
Parametric Volatility Risk Premium – Defensive Fund	Standard
EATON VANCE SERIES FUND, INC.	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Eaton Vance Emerging Markets Debt Opportunities Fund	Standard
8

EATON VANCE SERIES TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Eaton Vance Tax-Managed Growth Fund 1.0	Standard
EATON VANCE SERIES TRUST II	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Eaton Vance Income Fund of Boston	Standard
Parametric Tax-Managed Emerging Markets Fund	Standard
EATON VANCE SPECIAL INVESTMENT TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Eaton Vance Balanced Fund	Standard
Eaton Vance Commodity Strategy Fund	Standard
Eaton Vance Core Bond Fund	Standard
Eaton Vance Dividend Builder Fund	Standard
Eaton Vance Greater India Fund	Standard
Eaton Vance Growth Fund	Standard
Eaton Vance Hedged Stock Fund	Standard
Eaton Vance Large-Cap Value Fund	Standard
Eaton Vance Multisector Income Fund	Standard
Eaton Vance Real Estate Fund	Standard
Eaton Vance Short Duration Inflation-Protected Income Fund	Standard
Eaton Vance Small-Cap Fund	Standard
Eaton Vance Special Equities Fund	Standard
Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund	Standard
EATON VANCE VARIABLE TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Eaton Vance VT Floating-Rate Income Fund	Standard
EATON VANCE NEXTSHARES TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Eaton Vance Global Income Builder NextShares	Standard
Eaton Vance Stock NextShares	Standard
9

EATON VANCE NEXTSHARES TRUST II	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Eaton Vance Floating-Rate NextShares	Standard
Eaton Vance Oaktree Diversified Credit NextShares	Standard
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	Standard
EATON VANCE CALIFORNIA MUNICIPAL BOND FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE CALIFORNIA MUNICIPAL BOND FUND II	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE ENHANCED EQUITY INCOME FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE ENHANCED EQUITY INCOME FUND II	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE FLOATING-RATE INCOME PLUS FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE FLOATING-RATE INCOME TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
10

EATON VANCE FLOATING-RATE 2022 TARGET TERM TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE HIGH INCOME 2021 TARGET TERM TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE LIMITED DURATION INCOME FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE MASSACHUSETTS MUNICIPAL BOND FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE MICHIGAN MUNICIPAL BOND FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE MUNICIPAL BOND FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE MUNICIPAL BOND FUND II	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
11

EATON VANCE MUNICIPAL INCOME 2028 TERM TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE MUNICIPAL INCOME TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE NATIONAL MUNICIPAL OPPORTUNITIES TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE NEW JERSEY MUNICIPAL BOND FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE NEW YORK MUNICIPAL BOND FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE NEW YORK MUNICIPAL BOND FUND II	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE NEW YORK MUNICIPAL INCOME TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE OHIO MUNICIPAL BOND FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
12

EATON VANCE OHIO MUNICIPAL INCOME TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE PENNSYLVANIA MUNICIPAL BOND FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE SENIOR FLOATING-RATE TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE SENIOR INCOME TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE TAX-ADVANTAGED BOND AND OPTION STRATEGIES FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
13

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE TAX-MANAGED BUY-WRITE OPPORTUNITIES FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY INCOME FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EATON VANCE TAX-MANAGED GLOBAL DIVERSIFIED EQUITY INCOME FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
BOSTON INCOME PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
CORE BOND PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
EMERGING MARKETS LOCAL INCOME PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
14

EATON VANCE FLOATING RATE PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
GLOBAL INCOME BUILDER PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
GLOBAL MACRO PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
GLOBAL OPPORTUNITIES PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
GREATER INDIA PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
HIGH INCOME OPPORTUNITIES PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
INTERNATIONAL INCOME PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
LARGE-CAP VALUE PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
15

MSAR COMPLETION PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
MULTISECTOR INCOME PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
SENIOR DEBT PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
SHORT DURATION HIGH INCOME PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
STOCK PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
TAX-MANAGED GROWTH PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
TAX-MANAGED MULTI-CAP GROWTH PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
TAX-MANAGED SMALL-CAP PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
16

TAX-MANAGED VALUE PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
WORLDWIDE HEALTH SCIENCES PORTFOLIO	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services

Form N-CEN Services
EATON VANCE GROWTH TRUST
EATON VANCE INVESTMENT TRUST
EATON VANCE MUNICIPALS TRUST
EATON VANCE MUNICIPALS TRUST II
EATON VANCE MUTUAL FUNDS TRUST
EATON VANCE SERIES FUND, INC.
EATON VANCE SERIES TRUST
EATON VANCE SERIES TRUST II
EATON VANCE SPECIAL INVESTMENT TRUST
EATON VANCE VARIABLE TRUST
EATON VANCE NEXTSHARES TRUST
EATON VANCE NEXTSHARES TRUST II
EATON VANCE CALIFORNIA MUNICIPAL BOND FUND
EATON VANCE CALIFORNIA MUNICIPAL BOND FUND II
17

EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST
EATON VANCE ENHANCED EQUITY INCOME FUND
EATON VANCE ENHANCED EQUITY INCOME FUND II
EATON VANCE FLOATING-RATE INCOME PLUS FUND
EATON VANCE FLOATING-RATE INCOME TRUST
EATON VANCE FLOATING-RATE 2022 TARGET TERM TRUST
EATON VANCE HIGH INCOME 2021 TARGET TERM TRUST
EATON VANCE LIMITED DURATION INCOME FUND
EATON VANCE MASSACHUSETTS MUNICIPAL BOND FUND
EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST
EATON VANCE MICHIGAN MUNICIPAL BOND FUND
EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST
EATON VANCE MUNICIPAL BOND FUND
EATON VANCE MUNICIPAL BOND FUND II
EATON VANCE MUNICIPAL INCOME 2028 TERM TRUST
EATON VANCE MUNICIPAL INCOME TRUST
EATON VANCE NATIONAL MUNICIPAL OPPORTUNITIES TRUST
EATON VANCE NEW JERSEY MUNICIPAL BOND FUND
18

EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST
EATON VANCE NEW YORK MUNICIPAL BOND FUND
EATON VANCE NEW YORK MUNICIPAL BOND FUND II
EATON VANCE NEW YORK MUNICIPAL INCOME TRUST
EATON VANCE OHIO MUNICIPAL BOND FUND
EATON VANCE OHIO MUNICIPAL INCOME TRUST
EATON VANCE PENNSYLVANIA MUNICIPAL BOND FUND
EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST
EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND
EATON VANCE SENIOR FLOATING-RATE TRUST
EATON VANCE SENIOR INCOME TRUST
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
EATON VANCE TAX-ADVANTAGED BOND AND OPTION STRATEGIES FUND
EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND
EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND
EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND
EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND
EATON VANCE TAX-MANAGED BUY-WRITE OPPORTUNITIES FUND
19

EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY INCOME FUND
EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND
EATON VANCE TAX-MANAGED GLOBAL DIVERSIFIED EQUITY INCOME FUND
BOSTON INCOME PORTFOLIO
CORE BOND PORTFOLIO
EMERGING MARKETS LOCAL INCOME PORTFOLIO
EATON VANCE FLOATING RATE PORTFOLIO
GLOBAL INCOME BUILDER PORTFOLIO
GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE PORTFOLIO
GLOBAL MACRO PORTFOLIO
GLOBAL OPPORTUNITIES PORTFOLIO
GREATER INDIA PORTFOLIO
HIGH INCOME OPPORTUNITIES PORTFOLIO
INTERNATIONAL INCOME PORTFOLIO
LARGE-CAP VALUE PORTFOLIO
MSAR COMPLETION PORTFOLIO
MULTISECTOR INCOME PORTFOLIO
SENIOR DEBT PORTFOLIO
20

SHORT DURATION HIGH INCOME PORTFOLIO
STOCK PORTFOLIO
TAX-MANAGED GROWTH PORTFOLIO
TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO
TAX-MANAGED MULTI-CAP GROWTH PORTFOLIO
TAX-MANAGED SMALL-CAP PORTFOLIO
TAX-MANAGED VALUE PORTFOLIO
WORLDWIDE HEALTH SCIENCES PORTFOLIO

21

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

EACH REGISTERED FUND LISTED STATE STREET BANK AND TRUST

ANNEX 1 TO THE AGREEMENT COMPANY

SEVERALLY AND NOT JOINTLY

By:______________________________ By:________________________________

Name: Name:

Title: Title:

Address: Address:

Date: Date: